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                                                                  Exhibit 10.24


                                SECOND AMENDMENT
                                     TO THE
                          MASTER TRANSACTION AGREEMENT

         THIS SECOND AMENDMENT to the Master Transaction Agreement dated July 8, 1999, as amended (the "Agreement") by and among Infonautics, Inc. ("INFO"), Infonautics Corporation ("INFO Corporation"), Bell & Howell Company ("BHW") and Bell & Howell Information and Learning Company ("BHIL") is made and entered into this 15th day of December, 1999, by and among INFO, INFO Corporation, BHW, BHIL and BHIL/INFO/EDCO.COM, LLC, a Delaware limited liability company ("EDCO").

         WHEREAS, INFO, INFO Corporation, BHW and BHIL have agreed to amend certain terms of the Agreement;

         WHERAS, EDCO desires to be bound by and receive certain benefits under certain terms of the Agreement;

         NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, INFO, INFO Corporation, BHW, BHIL and EDCO agree as follows:

          1.   EDCO. EDCO shall be:

               (a) entitled to the benefits of and to enforce the obligations of INFO, BHW and BHIL under Section 9.2 of the Agreement;

               (b) entitled to the rights and subject to the obligations of EDCO pursuant to Section 9.4 of the Agreement; and

               (c) subject to EDCO's obligations pursuant to Sections 6.2, 6.6, 7.2, 7.6, 9.5.1, 9.5.2 and 9.6 of the Agreement.

          2. AMENDMENT TO GLOSSARY. Annex A, Glossary of Terms, to the Agreement, is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

          3. NO OTHER AMENDMENT; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

          4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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          5.   GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal substantive Law of the state of Delaware, without giving effect to conflict of Laws rules.

          6. CAPITALIZED TERMS. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            INFONAUTICS, INC.

                                            By: /s/ David Van Riper Morris
                                            Its: CEO

                                            INFONAUTICS CORPORATION

                                            By: /s/ David Van Riper Morris
                                            Its: CEO

                                            BELL & HOWELL COMPANY

                                            By: /s/ Todd W. Buchardt
                                            Its: General Counsel

                                            BELL & HOWELL INFORMATION AND
                                                     LEARNING COMAPNY

                                            By: /s/ D.A. Mater
                                            Its: Authorized Agent

                                            BHIL/INFO/EDCO.COM, LLC

                                            By: /s/ John J. Lynch, Jr.
                                            Its: President & CEO


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                                                                        ANNEX A

                                GLOSSARY OF TERMS

Affiliate:                                  Affiliate of any Person shall mean
                                            any Person which, directly or
                                            indirectly, controls, is controlled
                                            by or is under common control with
                                            such Person (excluding any trustee
                                            under, or any committee with
                                            responsibility for administering,
                                            any ERISA Plan).

Agreement:                                  The Master Transaction Agreement by
                                            and among BHW, BHIL, INFO and INFO
                                            Corporation dated July 8, 1999,
                                            including the Annexes, Schedules and
                                            Attachments thereto.

Alternative Proposal:                       Any proposal for an Alternative
                                            Transaction.

Alternative Transaction:                    As defined in Section 5.8.1 of the
                                            Master Transaction Agreement.

BHIL: Bell & Howell Information and Learning Company, a Delaware corporation and wholly-owned subsidiary of BHW.

BHIL Capitalization Agreement:              The Bill of Sale,  Assignment and
                                            Assumption and Indemnity  Agreement
                                            to be entered into by and between
                                            BHIL and EDCO in the form attached
                                            to the Master Transaction Agreement
                                            as Exhibit C.

BHIL Content License:                       License between BHIL and EDCO
                                            containing the terms set forth on
                                            Exhibit F to the Master Transaction
                                            Agreement.

BHIL Contributed Business:                  Accounts receivable, customer
                                            contracts, customer data bases,
                                            sales orders, trade payables, vendor
                                            records, obligations to customers,
                                            employee records and other assets
                                            and liabilities of BHIL which relate
                                            exclusively to or arise from sales
                                            to the K-12 Segment and shall
                                            include all assets, contracts,
                                            obligations and liabilities listed
                                            on Schedules BHW1, BHW2 and BHW3.

BHIL K-12 Products:                         ProQuest On-line information system
                                            and CDROM databases as well as the
                                            tape product currently sold by BHIL
                                            to the K-12 Segment and new products
                                            and product enhancements of the K-12
                                            Products.


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BHIL Noncompetition Agreement:              Noncompetiton Agreement attached to
                                            the Agreement as Exhibit L.

BHIL Restricted Activities:                 The  Distribution,  whether alone or
                                            with the  cooperation or support or
                                            through a third Person,  of products
                                            or services which are delivered
                                            either electronically or in machine
                                            readable format to the K-12 Segment.

BHIL Services Agreement:                    BHIL Services Agreement between BHIL
                                            and EDCO containing the terms set
                                            forth on Exhibit D to the Master
                                            Transaction  Agreement and the BHIL
                                            Non-Technical  Support  Services
                                            Agreement between BHIL and EDCO
                                            containing  the terms set forth on
                                            Exhibit D-2 to the Master
                                            Transaction Agreement.


BHW:                                        Bell & Howell Company, a Delaware
                                            corporation.

BHW Related Agreements:                     The BHIL  Capitalization  Agreement
                                            and any  other  agreement  to which
                                            BHW or BHIL is a party as
                                            contemplated by the Master
                                            Transaction  Agreement.


BHW Representatives:                        BHW, its accountants, counsel,
                                            financial advisors and other
                                            representatives.

Business Day:                               Any day excluding Saturday, Sunday
                                            and any other day which banks in
                                            Chicago are permitted or authorized
                                            to close.

Call Option:                                BHW's right to purchase INFO's
                                            equity position in EDCO pursuant
                                            to Section 10.1 of the Master
                                            Transaction Agreement.

Capitalization Agreements:                  The BHW Capitalization Agreement and
                                            the INFO Capitalization Agreement.

Change of Control:                          "Change of Control" shall mean with
                                            respect to a party the occurrence of
                                            any of the following events:

                                            (i) an acquisition (whether directly
                                            from such party or otherwise) of any
                                            voting securities of such party by
                                            any Person immediately after which
                                            such Person has or would have
                                            Beneficial Ownership (within the
                                            meaning of Rule 13d-3 promulgated
                                            under the Exchange Act) of fifty
                                            percent (50%) or more of the
                                            combined voting power of such
                                            party's then outstanding Voting
                                            Securities;


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                                            (ii) the consummation of, or
                                            agreement to consummate:

                                                     (A) a merger,
                                                     consolidation, share
                                                     exchange or reorganization
                                                     of such party in which the
                                                     stockholders of such party,
                                                     as a group, cease to hold a
                                                     majority equity interest in
                                                     the surviving entity;

                                                     (B) a liquidation or
                                                     dissolution of or
                                                     appointment of a receiver,
                                                     rehabilitator, conservator
                                                     or similar person for, such
                                                     party; or

                                                     (C) the sale or other
                                                     disposition of all or
                                                     substantially all of the
                                                     assets of such party to any
                                                     Person (other than a
                                                     transfer to a subsidiary);
                                                     or

                                            (iii) any other change in "control"
                                            (as defined in Rule 405 promulgated
                                            pursuant to the Securities Act) of
                                            such Party.

Classmate:                                  BHIL's proprietary software which is
                                            marketed under the name "ProQuest
                                            Classmate", including any successor
                                            or modified products thereto.

Closing: The contribution of assets to, and the assumption of liabilities by EDCO and the issuance of the stock to INFO and BHW contemplated by the Master Transaction Agreement.

Closing Date:                               The fifth Business Day following the
                                            satisfaction or waiver of all
                                            conditions to the obligations of the
                                            Parties contemplated by the Master
                                            Transaction Agreement.

Contract:                                   Any contract, agreement, instrument,
                                            lease, license, guarantee or other
                                            evidence of an obligation of any
                                            Person.

Contributed Assets:                         Those assets listed on Schedules
                                            BHW1, BHW2, INFO1 and INFO2 to the
                                            Agreement.

Contributed Businesses:                     The BHIL Contributed Business and
                                            the INFO Contributed Business.

Damages: Actual, out-of-pocket losses, fines and other damages (excluding incidental and consequential damages) together with related costs and expenses (including court costs, reasonable attorneys' fees and expenses, including those


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                                            related to investigation and expert
                                            assistance, and amounts paid in
                                            settlement).

Distribution:                               The marketing, promotion, sale,
                                            license, distribution, lease,
                                            transfer, electronic transmission or
                                            other distribution, directly or
                                            indirectly, of a product or service
                                            and the subscription rights thereto
                                            (and when used as a verb, such as
                                            Distribute the act of doing any of
                                            the foregoing).

EDCO:                                       BHW/INFO/EDCO.com, LLC, a Delaware
                                            limited liability company.

EDCO Business:                              The business, operations and
                                            activities incident to the
                                            development and operation of an
                                            internet portal for the EDCO
                                            Segment, including the acquisition
                                            and development of research and
                                            reference tools and services and
                                            curricular and extracurricular
                                            materials and the Distribution
                                            thereof, either electronically or in
                                            machine readable format, on a
                                            worldwide basis to the EDCO Segment
                                            as contemplated by the Master
                                            Transaction Agreement and the
                                            Related Agreements.

EDCO Noncompetition Agreements:             Noncompetition Agreement from EDCO
                                            to each of BHIL and INFO containing
                                            the terms set forth on Exhibit L to
                                            the Master Transaction Agreement.

EDCO Restricted Activities:                 The Distribution, whether alone or
                                            with the cooperation or support or
                                            through a third Person, of products
                                            or services which are either:

                                            (i) Distributed to the Post
                                            Secondary Education Segment, or

                                            (ii) targeted primarily for
                                            Distribution to the Post Secondary
                                            Education Segment.

EDCO Segment:                               The K-12 Segment and Public Library
                                            Segment.

EDCO Services Agreement:                    Services Agreement between EDCO and
                                            INFO containing the terms set forth
                                            on Exhibit E to the Master
                                            Transaction Agreement.

Electric Library Technology:                INFO's proprietary software and
                                            content Distributed under the
                                            trademark "Electric Library",
                                            including any successor or modified
                                            products thereto.


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End-Users:                                  Customers that are actual users of
                                            the products, both Individuals and
                                            corporations that are not schools,
                                            libraries or other institutions in
                                            the EDCO Segment or resellers.

Exchange Act:                               The Securities Exchange Act of 1934
                                            as amended.

Excluded BHIL Products:                     BHIL's Digital Vault products,
                                            Post Secondary Education Segment
                                            and corporate market databases,
                                            i.e., all versions of ABI/INFORM,
                                            Periodical Abstracts, Newspaper
                                            Abstracts, Newsstand and Business
                                            Dateline and Product Course
                                            Packs, Case Studies and Academic
                                            Edition as well as any successor
                                            or modified products and all
                                            products and content of
                                            Chadwyck-Healey Limited or
                                            Chadwyck-Healey Holdings, Inc. or
                                            any of their Affiliates not
                                            offered by BHIL to the K-12
                                            Segment as of the date of the
                                            Master Transaction Agreement;
                                            provided, however, that BHIL will
                                            not modify or create derivatives
                                            of such products specifically for
                                            the K-12 Segment.

Excluded Segments:                          All customers for information
                                            products or services not included
                                            in the EDCO Segment, including
                                            without limitation corporate, "at
                                            home" customers for business
                                            materials and Post Secondary
                                            Education Segment.

Fully Loaded Cost:                          All elements of cost, including
                                            allocable share of interest,
                                            depreciation, amortization and
                                            corporate overhead.

GAAP:                                       Generally accepted accounting
                                            principles.

Glossary:                                   This Glossary of Terms incorporated
                                            by reference as Annex A to the
                                            Master Transaction Agreement and
                                            each of the Related Agreements.

Hart-Scott-Rodino Act:                      Hart-Scott-Rodino Antitrust
                                            Improvements Act of 1976, as
                                            amended, and the applicable rules
                                            and regulations thereunder.

Individual:                                 Persons who are natural persons in
                                            their capacity as retail customers
                                            and who are not commercial resellers
                                            or Persons who are institutions,
                                            schools, libraries or educational or
                                            cultural organizations, institutions
                                            or service providers.

INFO:                                       Infonautics, Inc., a Pennsylvania
                                            corporation.


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INFO Capitalization Agreement:              The Bill of Sale, Assignment and
                                            Assumption and Indemnity Agreement
                                            to be entered into by and between
                                            EDCO and INFO in the form attached
                                            to the Master Transaction Agreement
                                            as Exhibit C.

INFO Contributed Business:                  All accounts receivable, customer
                                            contracts, customer data bases,
                                            domain names, trade names and trade
                                            marks (i.e., Electric Library,
                                            Researchpaper.com) and intellectual
                                            property, software, hardware,
                                            patents, processes and know-how,
                                            employee records, sales orders,
                                            supplies, inventories, fixed assets,
                                            software development processes,
                                            Electric Library Technology,
                                            training procedures, vendor records,
                                            prepaid amounts, service contracts,
                                            and any other rights or
                                            arrangements, and normal trade
                                            payables and customer obligations,
                                            including deferred revenues which
                                            relate exclusively to or arise from
                                            the Electric Library Technology (but
                                            excluding the deferred revenues,
                                            customer contracts and customer
                                            obligations directly related to the
                                            INFO End-User Business) and shall
                                            include all assets, contracts,
                                            obligations and liabilities listed
                                            on Schedules INFO1, INFO2 and INFO3.

INFO Corporation:                           Infonautics Corporation, a
                                            Pennsylvania corporation and a
                                            wholly-owned subsidiary of INFO.

INFO/EDCO Remarketing and
 License Agreement:                         Remarketing and License Agreement to
                                            be entered into between INFO and
                                            EDCO containing the terms set forth
                                            on Exhibit G to the Master
                                            Transaction Agreement.

INFO End-User Business:                     The Distribution of Electric Library
                                            Technology to End-Users in the
                                            Excluded Segments excluding the Post
                                            Secondary Education Segment.

INFO Noncompetition Agreement:              Noncompetition Agreement attached to
                                            the Agreement as Exhibit K.

INFO Online Publishing Business:            Accounts receivable, customer
                                            contracts, customer data bases,
                                            sales orders, trade payables, vendor
                                            records, obligations to customers,
                                            employee records and other assets
                                            and liabilities of INFO which relate
                                            to or arise from INFO's Online
                                            Publishing Business and shall
                                            include all assets, contracts,
                                            obligations and liabilities listed
                                            on Attachments 1 and 2 to Exhibit J.


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INFO Related Agreements:                    The INFO Capitalization Agreement
                                            and any other agreement to which it
                                            is a party as contemplated by the
                                            Master Transaction Agreement.

INFO Representatives:                       INFO, its accountants, counsel,
                                            financial advisors and other
                                            representatives.

INFO Restricted Activities:                 The Distribution, whether alone or
                                            with the cooperation or support or
                                            through a third Person, of products
                                            or services which are delivered
                                            either electronically or in machine
                                            readable format and which are
                                            either:

                                            (i) Distributed to the EDCO Segment
                                            or Post Secondary Education Segment,
                                            or

                                            (ii) are targeted primarily for
                                            Distribution to customers in the
                                            EDCO Segment or Post Secondary
                                            Education Segment.

K-12 Products:                              Products and services targeted
                                            primarily for Distribution to the
                                            K-12 Segment.

K-12 Segment:                               Customers who are:

                                            (a) public or private preschool,
                                            kindergarten, primary, middle or
                                            secondary schools or home school
                                            K-12 programs,

                                            (b) teachers or administrators of
                                            the K-12 institutions as set forth
                                            in (a) above in their capacity as
                                            such; and

                                            (c) students or parents of students
                                            of such K-12 institutions who are
                                            targeted through such K-12
                                            institutions for at home use.

Laws: Any federal, state, local or foreign law, rule, regulation, judgment, code, ruling, statute, order or ordinance or other requirement.

Material Adverse Effect:                    A material adverse effect on the BHW
                                            Contributed Business or the INFO
                                            Contributed Business, as the case
                                            may be, as conducted at Closing,
                                            taken as a whole.

Net Revenue:                                Gross revenues from Distribution of
                                            products or services less credits
                                            for returns and allowances
                                            calculated in accordance with GAAP.


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Noncompetition Agreement:                   Noncompetition Agreement attached to
                                            the Agreement as Exhibit I.

Offer: Third-party offer to purchase the INFO End-User Business which INFO reasonably establishes is bona fide.

Online Publishing Business:                 The provision of publishing or
                                            hosting services to a third Person
                                            for such third Person's publication.

Online Publishing License
 Agreement:                                 Online Publishing License Agreement
                                            in the form attached to the
                                            Agreement as Exhibit J.

Original Notice:                            Notice of an Offer given by INFO to
                                            EDCO.

Person: Any individual, partnership, corporation, association, firm, trust or any other entity, group or organization as used in Sections 13(d) and 14(d) of the Exchange Act.

Post Secondary Education Segment:           Public and private educational
                                            institutions and programs suited for
                                            students who have completed
                                            secondary education or its
                                            equivalent, including colleges,
                                            universities, professional schools
                                            and trade schools, and the students
                                            of such public and private
                                            educational institutions and
                                            programs.

ProQuest:                                   BHIL proprietary software
                                            Distributed under the tradename
                                            "ProQuest", including any successor
                                            or modified products thereto.

Proxy Statement:                            INFO's proxy statement to be
                                            prepared in accordance with Section
                                            5.7 of the Agreement.

Public Library Segment:                     Customers for K-12 Products which
                                            are publicly owned or governmentally
                                            funded libraries.

Put Option:                                 INFO's right to sell its Stock to
                                            BHW pursuant to Section 10.2 of the
                                            Agreement.

Related Agreements:                         The agreements contemplated by
                                            Article II of the Master Transaction
                                            Agreement and referenced as Exhibits
                                            to the Master Transaction Agreement.


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Researchpaper.com:                          INFO's proprietary website
                                            Distributed under the tradename
                                            "Researchpaper.com, including any
                                            successor or modified product
                                            thereto."

SEC:                                        Securities and Exchange Commission.

Securities Act:                             The Securities Act of 1933, as
                                            amended.

Site Builder:                               BHIL's proprietary software
                                            Distributed under the tradename
                                            "Site Builder", including any
                                            successor or modified products
                                            thereto.

Sleuth technology:                          INFO's proprietary software
                                            Distributed under the tradename
                                            "Sleuth", including any successor or
                                            modified product thereto.

Stock:                                      The common stock (or equivalent
                                            equity interest thereof) of EDCO.

Subsidiary:                                 A corporation of which a Person
                                            and/or their respective
                                            Subsidiaries, as the case may be,
                                            own directly or indirectly, such
                                            number of shares as have more than
                                            50% of the ordinary voting power for
                                            the election of directors.

Transfer:                                   Any:

                                            (a) sale, assignment or transfer of
                                            any right, title or interest in any
                                            or all of a business and any assets
                                            related thereto,

                                            (b) pledge or hypothecation of any
                                            right, title or interest in any or
                                            all of a business or any assets
                                            related thereto (other than a pledge
                                            or hypothecation to a bank or
                                            recognized financial institution,
                                            provided the pledgee agrees in
                                            writing at the time of any
                                            foreclosure by such bank or
                                            financial institution that the
                                            business and its assets (in whole or
                                            in part) shall continue to be
                                            subject to the terms of the Master
                                            Transaction Agreement as if such
                                            bank or financial institution were
                                            the original party to the Master
                                            Transaction Agreement who made the
                                            pledge); and

                                            (c) any other direct or indirect,
                                            voluntary or involuntary, sale,
                                            assignment or transfer of the
                                            business or any of its assets (in
                                            whole or in part).

Transferee:                                 The proposed purchaser of the INFO
                                            End-User Business.


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Working Capital:                            The current assets less the current
                                            liabilities of EDCO.


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